January 3, 2025

Ave Maria Mutual Funds

Supplement to the Prospectus and Statement of Additional Information Dated May 1, 2024

Ave Maria Value Fund (AVEMX)

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Focused Fund (AVEAX)

Ave Maria Bond Fund (AVEFX)

Important Information for Shareholders of the Ave Maria Bond Fund:

Effective January 1, 2025, James T. Peregoy, CFA, serves as a co-portfolio manager to the Ave Maria Bond Fund (the “Fund”). Accordingly, the following disclosure in the Fund’s Prospectus and Statement of Additional Information is revised as follows.

PROSPECTUS

RISK/RETURN SUMMARY - Management of the Fund – PORTFOLIO MANAGERS (Page 47)

Brandon S. Scheitler, is the lead portfolio manager, and George P. Schwartz, CFA and James T. Peregoy, CFA, are the co-portfolio managers of the Ave Maria Bond Fund.

•	Brandon S. Scheitler, Senior Vice President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”), has acted as co-portfolio manager of the Fund since September 2013 and lead portfolio manager since January 2016.
•	George P. Schwartz CFA, Executive Chairman of the Adviser, has acted as co-portfolio manager of the Fund since January 2020.
•	James T. Peregoy, CFA, Portfolio Manager and Head Trader of the Adviser, has acted as co-portfolio manager of the Fund since January 2025.

OPERATION OF THE FUNDS - Portfolio Managers (Page 75)

The portfolio managers are responsible for the day-to-day execution of investment policy, portfolio management and investment research for the Fund. The business experience of each portfolio manager is described below. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

James T. Peregoy, CFA, co-portfolio manager of the Fund, joined the Adviser in 2021 and currently serves as Portfolio Manager and Head Trader. From August 2019 until July 2021, he was a consultant at Plante Moran, an audit, tax, consulting, and wealth management service provider.

STATEMENT OF ADDITIONAL INFORMATION

Portfolio Managers (Page 40)

The portfolio managers for the Fund are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of September 30, 2024)

Ave Maria Bond Fund
	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Brandon S. Scheitler	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 8	$1,110.1 million $ 0 $ 150.2 million	0 0 0	$ 0 $ 0 $ 0

George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts	2 0 29	$1,149.8 million $ 0 $ 78.5 million	0 0 0	$ 0 $ 0 $ 0

James T. Peregoy, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts	0 0 0	0 0 0	0 0 0	$ 0 $ 0 $ 0

Ownership of Fund Shares (pages 40-41)

The following table indicates the dollar range of shares beneficially owned by the portfolio managers in the Fund as of September 30, 2024.

Brandon S. Scheitler $50,001-$100,000	George P. Schwartz, CFA Over $1,000,000	James T. Peregoy, CFA $0

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